Exhibit 99.1

ETF MANAGERS CAPITAL, LLC

FINANCIAL STATEMENTS

DECEMBER 31, 2018 and 2017

ETF MANAGERS CAPITAL, LLC

FINANCIAL STATEMENTS

DECEMBER 31, 2018 and 2017

Independent Auditors’ Report

To the Member of

ETF Managers Capital, LLC

Summit, NJ 07901

We have audited the accompanying financial statements of ETF Managers Capital, LLC (a Delaware limited liability company), which comprise the statement of financial condition as of December 31, 2018 and 2017 and the related statements of income and comprehensive income, changes in member’s capital and cash flows for the years ended December 31, 2018 and 2017 and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ETF Managers Capital, LLC as of December 31, 2018 and 2017 and the results of its operations, changes in its member’s capital and its cash flows for the years ended December 31, 2018 and 2017  in accordance with accounting principles generally accepted in the United States of America.

Connolly & Company

Warren, NJ

April 26, 2019

ETF MANAGERS CAPITAL, LLC

STATEMENT OF FINANCIAL CONDITION

DECEMBER 31,

	2018	2017
ASSETS

Current Assets
Cash	$38,905	$37,603

Investment in Sit Rising Rate ETF	963	950

Investment in Breakwave Dry Bulk Shipping ETF	735	—

Due from Exchange Traded Managers Group LLC	555,418	264,921

Due from Breakwave Dry Bulk Shipping ETF	8,791	—

Due from SIT Rising Rate ETF	60,524	39,853

Total Current Assets	$665,336	$343,327

LIABILITIES AND MEMBER’S CAPITAL

Current Liabilities
Service Fee Payable to Exchange Traded Managers Group LLC	$310,000	$115,000

Accounts Payable on behalf of Sit Rising Rate ETF and Breakwave Dry Bulk Shipping ETF	83,691	20,950

Due to ETFMG Financial LLC	2,562	1,274

Deposit - Breakwave Advisors LLC	5,680	—

Deposit - Sit Investment Associates II	—	25,632

Accrued Expenses	47,778	44,778

Total Current Liabilities	449,711	207,634

MEMBER’S CAPITAL

Total Member’s Capital	215,625	135,693

Total Liabilities and Member’s Capital	$665,336	$343,327

The accompanying notes are an integral part of these financial statements.

ETF MANAGERS CAPITAL, LLC

STATEMENT OF INCOME AND COMPREHENSIVE INCOME

FOR THE YEAR ENDED DECEMBER 31,

	2018	2017
REVENUES

Management Fees	$625,582	$162,524

EXPENSES

Parent Company Service Fee	360,000	100,000

Sit Rising Rate ETF Operating Loss	127,142	—

Professional Fees	56,500	35,379

Miscellaneous Expenses	1,756	41

Total Expenses	545,398	135,420

NET INCOME	$80,184	$27,104

COMPREHENSIVE INCOME

Net Income	$80,184	$27,104

Other Comprehensive Gain

Unrealized Loss on Investment in Dry Bulk Shipping ETF	(265)

Unrealized Gain (Loss) on Investment in SIT Rising Rate ETF	13	(1)

Other Comprehensive Income	$79,932	$27,103

The accompanying notes are an integral part of these financial statements.

ETF MANAGERS CAPITAL, LLC

STATEMENT OF CHANGES IN MEMBER’S CAPITAL

FOR THE YEARS ENDED DECEMBER 31, 2018 AND 2017

		Accumulated
		Other	Total
	Member’s	Comprehensive	Member’s
	Capital	Income	Capital

Balance January 1, 2017	$108,601	$(11)	$108,590

Net Income	27,104		27,104

Other Comprehensive Income:
Unrealized Holding Loss Arising
During the Period		(1)	(1)

MEMBER’S CAPITAL, DECEMBER 31, 2017	135,705	(12)	135,693

Net Income	80,184		80,184

Other Comprehensive Income:
Unrealized Holding Loss Arising
During the Period		(252)	(252)

MEMBER’S CAPITAL DECEMBER 31, 2018	$215,889	$(264)	$215,625

The accompanying notes are an integral part of these financial statements.

ETF MANAGERS CAPITAL, LLC

STATEMENT OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31,

	2018	2017

CASH FLOWS FROM OPERATING ACTIVITIES

Net Income	$80,184	$27,104

Adjustments to reconcile net income to net cash provided by Operating Activities:

Due from Exchange Traded Managers Group LLC	(290,497)	34,533
Due from SIT Rising Rate ETF	(20,671)	(26,569)
Due from Breakwave Dry Bulk Shipping ETF	(8,791)
Service Fee payable to Exchange Traded Managers Group LLC	195,000	(35,000)
Due to ETFMG Financial LLC	1,288	1,274
Accounts Payable on behalf of SIT Rising Rate ETF	62,741	(22,217)
Deposit - Sit Investment Associates II	(25,632)	(20,577)
Deposit - Breakwave Advisors LLC	5,680	—
Accrued Expenses	3,000	17,280
Net cash (used in) provided by operating activities	2,302	(24,172)

CASH FLOWS FROM INVESTING ACTIVITIES:

Investment in Breakwave Dry Bulk Shipping ETF	(735)	—
Investment in Sit Rising Rate ETF	(13)	(1)
Net cash provided by (used in) investing activities	(748)	(1)

CASH FLOWS FROM FINANCING ACTIVITIES	—	—

NET CHANGE IN CASH AND CASH EQUIVALENTS	1,554	(24,173)

Effect of unrealized loss on Breakwave Dry Bulk Shipping ETF	(265)	—
Effect of unrealized gain (loss) on Investment in Sit Rising Rate ETF	13	(1)

CASH BEGINNING	37,603	61,777

CASH ENDING DECEMBER 31	$38,905	$37,603

The accompanying notes are an integral part of these financial statements.

ETF MANAGERS CAPITAL, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2018 and 2017

Note 1 – ORGANIZATION AND BASIS OF PRESENTATION

ETF Managers Capital, LLC (the “Company”), a Delaware limited liability company, was formed June 14, 2014 and is a wholly-owned subsidiary of Exchange Traded Managers Group LLC (“ETFMG”). The Company is registered with the Commodity Futures Trading Commission as a commodity pool operator (“CPO”) and is a member of the National Futures Association (“NFA”). The Company serves as the Sponsor and managing Owner of ETF Managers Group Commodity Trust I (the “Trust”), a Delaware series trust, of which Sit Rising Rate ETF (“RISE”) and Breakwave Dry Bulk Shipping ETF (the “Funds”) are currently the sole series of the Trust. Breakwave Dry Bulk Shipping ETF (“BDRY”) commenced operations with the listing and commencement of trading of BDRY shares on the NYSE Arca on March 22, 2018.

SIT Fixed Income Advisors II, LLC (“SIT”) is registered as a “commodity trading advisor” (“CTA”) and acts as such for RISE.

Breakwave Advisors, LLC (“Breakwave”) is registered as a “commodity trading advisor” (“CTA”) and acts as such for BDRY.

The operations of the Company began with the listing and commencement of trading of the Fund’s shares on the NYSE Arca on February 19, 2015.

Note 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)	Basis of Accounting

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America.

(b)	Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and revenues and expenses and disclosure of contingent assets and liabilities during the reporting periods of the financial statements. Actual results could differ from those estimates.

(c)	Cash and Cash Equivalents

The Company defines cash and cash equivalents to be highly liquid investments, with original maturities of three months or less.

ETF MANAGERS CAPITAL, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2018 and 2017

Note 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - continued

(d) Income Taxes

ETF Managers Capital, LLC is not a tax paying entity for federal income tax purposes, and thus no income tax expense has been recorded in the financial statements. The Company is a single member limited liability company.

Note 3 – RELATED PARTY TRANSACTIONS

Effective January 1, 2018 and later extended on March 1, 2019, the Company has agreed to waive receipt of the Sponsor Fee for RISE and/or assume RISE’s expenses (excluding brokerage fees, interest expense, and extraordinary expenses) so that RISE’s total annual expenses do not exceed 1.00% of average net assets per annum through January 31, 2020.

Further, effective January 1, 2018, RISE’s CTA fee, calculated daily and paid monthly in arrears, was reduced from 0.50% per annum to 0.20% per annum of average daily net assets.

In addition to the reduction in the expense limit, effective January 1, 2018, RISE’s Sponsor Fee, calculated daily and paid monthly, became the greater of 0.15% of its average daily net assets, or $75,000, and the fees for Principal Financial Officer and Chief Compliance Officer services provided to RISE by the Sponsor were each increased to $25,000 per annum. Certain additional fees paid to the Company for tax return preparation and regulatory reporting fees were also increased. The Sponsor Fee, fees for the Principal Financial Officer and Chief Financial Officer, and fees for tax return preparation and regulatory reporting reflect the level of fees charged to RISE prior to January 1, 2017. Through December 31, 2017, RISE paid the Company an annual management fee, monthly in arrears, in an amount calculated as the greater of 0.15% of its average daily net assets, or $18,750 effective January 1, 2017.

RISE paid an annual fee to Sit, monthly in arrears, in an amount equal to 0.50% of RISE’s average daily net assets, effective January 27, 2016 and through December 31, 2017. As of February 19, 2015, through December 31, 2017, Sit had agreed to waive its CTA fee to the extent necessary, and the Company had agreed to correspondingly assume the remaining expenses of RISE such that RISE’s expenses did not exceed an annual rate of 1.50%, excluding brokerage commissions and interest expense, of the value of the Fund’s average daily net assets (the “RISE Expense Cap”)

BDRY pays the Company an annual Sponsor Fee, monthly in arrears, in an amount calculated as the greater of 0.15% of its average daily net assets, or $125,000. BDRY also paid an annual fee to Breakwave, monthly in arrears, in an amount equal to 1.45% of BDRY’s average daily net assets. As of March 22, 2018, Breakwave has agreed to waive its CTA fee to the extent necessary, and the Company has voluntarily agreed to correspondingly assume the remaining expenses of BDRY such that Fund expenses do not exceed an annual rate of 3.50%, excluding brokerage commissions and interest expense, of the value of BDRY’s average daily net assets (the “BDRY Expense Cap,” and together with the RISE Expense Cap, the “Expense Caps”). The assumption of expenses by the Sponsor and waiver of BDRY’s CTA fee are contractual on the part of the Sponsor and Breakwave, respectively.

ETF MANAGERS CAPITAL, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2018 and 2017

Note 3 – RELATED PARTY TRANSACTIONS – continued

In addition to the Sponsor fee, the Company receives additional fees from the Fund for providing necessary services for its operations. For the years ended December 31, 2018 and December 31, 2017, the Company received the following fees:

	2018	2017

Sponsor Fees	$182,069	$32,050
Legal Fees	42,322	35,000
Tax return and Form K-1 preparation	177,762	25,000
Regulatory Reporting Fees	44,452	6,250
Chief Compliance Officer Fees	44,452	6,250
Principal Financial Officer Fees	44,452	6,250
Insurance Fees	15,000	30,000
Wholesale Support Fees	75,073	21,724

Total Fee Income	$625,582	$162,524

SIT had agreed to deposit with the Company such amounts as are necessary, through December 31, 2017, to enable the Company to assume the expenses of the Fund pursuant to the Expense Cap. At December 31, 2017, the Company held $25,632, in an expense reimbursement account representing the balance of such deposit account for the payment of assumed expenses of the Fund.

Breakwave had agreed to deposit with the Company such amounts as are necessary to enable the Company to assume the expenses of the Fund pursuant to the Expense Cap. At December 31, 2018, the Company held $5,680, in an expense reimbursement account representing the balance of such deposit account for the payment of assumed expenses of the Fund.

The waiver of RISE’s Sponsor Fee, pursuant to the undertaking, amounted to $24,657 for the year ended December 31, 2018.

ETF MANAGERS CAPITAL, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2018 and 2017

Note 3 – RELATED PARTY TRANSACTIONS - continued

The waiver of RISE’s CTA fees, pursuant to the prior undertaking, amounted to $49,453 for the year ended December 31, 2018 and 2017, respectively. The waiver of BDRY’s CTA fees, pursuant to the undertaking, amounted to $38,066 for the period from March 22, 2018 to December 31, 2018.

The Funds currently accrues their daily expenses up to the applicable Expense Cap. At the end of each month, the accrued amount is remitted to the Company as the Company has assumed, and is responsible for the payment of, the routine operational, administrative and other ordinary expenses of the Funds in excess of the Fund’s respective Expense Cap, which in the case of RISE, aggregated $124,925 and $316,782 for the years ended December 31, 2018 and 2017, respectively, and in the case of BDRY, aggregated $422,059 for the period from March 22, 2018 to December 31, 2018.

The routine operational, administrative and other ordinary expenses of RISE aggregated $734,047 and $515,074 for the year ended December 31, 2018 and 2017, respectively, of which $407,805 and $174,213, respectively, were for services provided by the Company and its affiliate.

The routine operational, administrative and other ordinary expenses of BDRY aggregated $583,241 for the period from March 22, 2018 to December 31, 2018, of which $355,295 were for services provided by the Company and its affiliate.

The Funds pay ETFMG Financial LLC. (“Distributor”), an affiliate of the Company, an annual fee for statutory and wholesaling distribution services and related administrative services equal to the greater of $15,000 or 0.02% of the Fund’s average daily net assets, payable monthly. Pursuant to the respective Marketing Agent Agreement between the Company, each Fund and the Distributor, the Distributor assists the Company and the applicable Fund with certain functions and duties relating to distribution and marketing services to the applicable Fund, including reviewing and approving marketing materials and certain regulatory compliance matters. The Distributor also assists with the processing of creation and redemption orders. For the year ended December 31, 2018 and 2017, the Company paid the Distributor, on behalf of the Funds, $61,660 and $11,301 in distribution and related administrative services.

RISE also pays the Company an annual fee for wholesale support services equal to 0.1% of the Fund’s average daily net assets, payable monthly. BDRY pays the Sponsor an annual fee for wholesale support services of $25,000 plus 0.12% of BDRY’s average daily net assets, payable monthly.

RISE paid the Company $51,359 and $21,724 in wholesale support fees for the years ended December 31, 2018 and 2017, respectively. BDRY paid $23,714 in wholesale support fees for the period from March 22, 2018 to December 31, 2018.

ETF MANAGERS CAPITAL, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2018 and 2017

Note 3 – RELATED PARTY TRANSACTIONS - continued

The Company paid ETFMG a parent company service fee at the rate of $30,000 per month effective January 1, 2018 per month for providing it with the office space and personnel necessary to fulfill its responsibilities as Sponsor of the Fund. For the year ended December 31, 2017, the Company paid ETFMG a parent company service fee of $8,333 per month. For the years ended December 31, 2018 and 2017, the parent service fee aggregated $360,000 and $100,000, respectively.

The Company owns 40 Shares of each Fund and serves as Tax Matters Partner for federal income tax purposes. These Shares were issued to the Company in exchange for its initial capital contribution to the Fund and represent units of beneficial interest in and ownership of the Fund.

Expenses incurred in connection with organizing each Fund and the offering of the Shares upon the commencement of its operations were paid by ETFMG, the parent and sole owner of the Company.

Expenses incurred in connection with the continuous offering of Shares of the Fund are the responsibility of the Fund.

Note 4 – SUBSEQUENT EVENTS

In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.